UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2006

Power3 Medical Products, Inc.
(Exact name of registrant as specified in its charter)

New York	0-24921	65-0565144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Research Forest Drive, Suite B2-3
The Woodlands, Texas  77381
(Address of principal executive offices and zip code)

(281) 466-1600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The quarterly financial statements of Power3 Medical Products, Inc. (“Power3” or the “Company”) set forth in the Company’s Form 10-QSB for the quarter ended September 30, 2006, as filed with the Securities & Exchange Commission on November 14, 2006, have not been reviewed by the Company’s independent registered public accountants.

The Company expects that the Auditor’s review of the September 30, 2006 quarterly financial statements will be completed in the immediate future. Upon completion of the review, the Company plans to file an amended quarterly report on Form 10-QSB/A.

The Company does not expect any material changes to the September 30, 2006 quarterly financials statements as a result of the Auditor’s review.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power3 Medical Products, Inc.

	By:	/s/ Steven B.Rash
President & Chief Executive Officer

Date: December 8, 2006